Exhibit 10.2
THE GREENBRIER COMPANIES, INC.
2010 AMENDED AND RESTATED STOCK INCENTIVE PLAN
EMPLOYEE RESTRICTED SHARE AGREEMENT
     This AGREEMENT is made as of this _____ day of_____, 20__ between The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), and ___________ (the “Participant”) under the Company’s 2010 Amended and Restated Stock Incentive Plan (the “Plan”).
SECTION 1 ACQUISITION OF SHARES.
     (a) Transfer. On the terms and conditions set forth in this Agreement, the Company agrees to transfer to the Participant _____________ shares of common stock of the Company (the “Shares”), of which _____________ Shares will vest in equal installments over a period of three years (the “Time-Vested Shares”) and of which _____________ Shares will vest, in whole or in part, on the Vesting Date based upon achievement of performance criteria during the applicable Measurement Period, as described in subsection 1(e) (the “Performance-Vested Shares”). To the extent that any partial vesting results in vesting of fractional Shares, such Shares shall be rounded up to the nearest whole number of Shares. The transfer shall occur at the offices of the Company on the date set forth above or at such other place and time as the parties may agree.
     (b) Stock Plan and Defined Terms. The transfer of the Shares is subject to the Plan, a copy of which the Participant acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Initially capitalized terms not elsewhere defined are defined in the Plan or in Section 9 of this Agreement.
     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the issuance or vesting of Shares pursuant to this Agreement, the Participant, as a condition to the receipt of such Shares, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.
     (d) Vesting of Time-Vested Shares. The Time-Vested Shares shall vest in equal annual installments over a period of three years, on the first, second and third anniversaries of the date of this Agreement, subject to subsections 1(d)(i) and (ii), below:
     (i) Termination of Service — If the Participant’s Service terminates due to death, Disability, or Retirement, any unvested Time-Vested Shares shall immediately become fully vested. Except to the extent that there exists a separate individual agreement between the Participant and the Company, the terms of which provide otherwise, if the Participant’s Service terminates for any other reason, any unvested Time-Vested Shares shall automatically be forfeited, deemed cancelled and restored to the status of authorized but unissued shares as of the date of such termination and shall again be available for Awards under the Plan.
Employee Restricted Share Agreement

     (ii) Change of Control — In the event of a Change of Control, acceleration of vesting shall be governed by the terms of the individual agreement between the Company and the Participant, if any.
     (e) Vesting of Performance-Vested Shares. Up to __% of the Performance-Vested Shares shall vest based upon achievement of Adjusted EBITDA goals (the “Adjusted EBITDA Performance Shares”), and up to __% of the Performance-Vested Shares shall vest based upon achievement of Working Capital goals (the “Working Capital Performance Shares”), during the applicable Measurement Period, as set forth in subsections 1(e)(i) and (ii), below:
     (i) Adjusted EBITDA Performance Shares.
          (1) ___% of the Adjusted EBITDA Performance Shares (__% of the total number of Performance-Vested Shares) will vest on the Vesting Date if the Company’s Adjusted EBITDA equals the Adjusted EBITDA Target Level.
          (2) __% of the Adjusted EBITDA Performance Shares (__% of the total number of Performance-Vested Shares) will vest on the Vesting Date if the Company’s Adjusted EBITDA equals the Adjusted EBITDA Threshold Level.
          (3) If the Company’s Adjusted EBITDA is greater than the Threshold Level but less than the Target Level, vesting of the Adjusted EBITDA Performance Shares will be interpolated between __% and ___%.
          (4) If the Company’s Adjusted EBITDA is less than the Threshold Level, none of the Adjusted EBITDA Performance Shares will vest.
     (ii) Working Capital Performance Shares.
          (1) ___% of the Working Capital Performance Shares (__% of the total number of Performance-Vested Shares) will vest on the Vesting Date if the Company achieves its Working Capital Target Level.
          (2) __% of the Working Capital Performance Shares (__% of the total number of Performance-Vested Shares) will vest on the Vesting Date if the Company achieves its Working Capital Threshold Level.
          (3) If the Company’s Working Capital performance is greater than the Threshold Level but less than the Target Level, vesting of the Working Capital Performance Shares will be interpolated between __% and ___%.
          (4) If the Company’s Working Capital performance is less than the Threshold Level, no Working Capital Performance Shares will vest.
     (iii) Termination of Service — If the Participant’s service terminates prior to the end of the Measurement Period due to death or Disability, any unvested Performance-Vested Shares shall immediately become fully vested. Except to the extent that there exists a separate individual agreement between the Participant and the Company, the
Employee Restricted Share Agreement

terms of which provide otherwise, if the Participant’s service terminates prior to the end of the Measurement Period for any other reason, any unvested Performance-Vested Shares shall automatically be forfeited, deemed cancelled and restored to the status of authorized but unissued shares as of the date of such termination and shall again be available for Awards under the Plan.
     (iv) Change of Control — In the event of a Change of Control prior to ______________, 20__, the Performance-Vested Shares shall automatically vest in their entirety as of that date, regardless of whether the performance criteria have been met.
     (f) Additional Awards upon Achievement in Excess of Target Goals. Subject to a determination by the Compensation Committee of the Company’s Board of Directors that the Company has achieved greater than its Adjusted EBITDA Target Level and/or Working Capital Target Level during the applicable Measurement Period, the Company will award additional fully vested Shares to Participant as soon as administratively practicable following the end of the Measurement Periods, as described in subsections (f)(i) and (ii) below:
     (i) If the Company achieves its Adjusted EBITDA Stretch Level during the applicable Measurement Period, Participant will be entitled to receive an additional award of fully vested Shares equal to the number of Adjusted EBITDA Performance Shares (described in Section 1(e)(i)(1), above). If the Company’s Adjusted EBITDA during the applicable Measurement Period exceeds the Adjusted EBITDA Target Level but is below the Adjusted EBITDA Stretch Level, Participant will be entitled to receive an additional number of fully vested Shares, interpolated between 1-99% of the number of Adjusted EBITDA Performance Shares, based on the level of Adjusted EBITDA performance achieved.
     (ii) If the Company achieves its Working Capital Stretch Level during the applicable Measurement Period, Participant will be entitled to receive an additional award of fully vested Shares equal to the number of Working Capital Performance Shares (described in Section 1(e)(ii)(1), above). If the Company’s Working Capital during the applicable Measurement Period exceeds the Working Capital Target Level but is below the Working Capital Stretch Level, Participant will be entitled to receive an additional number of fully vested Shares, interpolated between 1-99% of the number of Working Capital Performance Shares, based on the level of Working Capital performance achieved.
SECTION 2 RESTRICTIONS ON TRANSFER.
     (a) Restrictions on Transfer.
     (i) By accepting the Shares, the Participant agrees that, if at the time of any proposed resale of the Shares the resale of the Shares is not exempt from registration under the Securities Act or covered by an effective registration statement filed under the Securities Act, the Participant will enter into such representations, warranties and
Employee Restricted Share Agreement

agreements as the Company may reasonably request to comply with the Securities Act or any other securities laws or with this Agreement.
     (ii) The Participant shall not sell, transfer, assign, pledge or otherwise dispose of any unvested Shares, whether voluntarily or by operation of law, or by gift, bequest or otherwise, without the written consent of the Company. Any sale or transfer, or purported sale or transfer, of unvested Shares, or any right or interest in unvested Shares, in violation of this provision shall be null and void.
     (b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.
     (c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand Off. In order to enforce the Market Stand Off, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.
     (d) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.
SECTION 3 SUCCESSORS AND ASSIGNS.
     Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Participant and the Participant’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has
Employee Restricted Share Agreement

become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.
SECTION 4 NO RETENTION RIGHTS.
     Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
SECTION 5 LEGENDS.
     If at the time of any proposed resale of the Shares the resale of the Shares is not covered by an effective registration statement filed under the Securities Act, all certificates evidencing Shares shall bear the following legend:
     “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED FOR RESALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
     Until such time as all Shares represented by a certificate shall become fully vested, all certificates evidencing Shares shall bear the following legend:
     “THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE COMPANY OR THE REGISTERED HOLDER). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
SECTION 6 NOTICE.
     Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.
SECTION 7 ENTIRE AGREEMENT.
Employee Restricted Share Agreement

     This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
SECTION 8 CHOICE OF LAW.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon, as such laws are applied to contracts entered into and performed in such State.
SECTION 9 DEFINITIONS.
     Initially capitalized terms not otherwise defined herein shall have the meanings as defined in the Plan.
     (a) “Agreement” shall mean this Employee Restricted Share Agreement.
     (b) “Adjusted EBITDA” shall mean the Company’s earnings from continuing operations before special charges, interest and foreign exchange, taxes, depreciation and amortization, and as adjusted to take into account the impact of specific non-recurring or unusual items or special charges during the applicable Measurement Period. The Compensation Committee of the Board of Directors shall have sole discretion to determine appropriate adjustments to EBITDA (and any resulting effects of such adjustments) that are not reflective of the ongoing operations of the Company.
     (c) “Adjusted EBITDA Stretch Level” shall mean cumulative Adjusted EBITDA during the applicable Measurement Period of $_______.
     (d) “Adjusted EBITDA Target Level” shall mean cumulative Adjusted EBITDA during the applicable Measurement Period of $_______.
     (e) “Adjusted EBITDA Threshold Level” shall mean cumulative Adjusted EBITDA during the applicable Measurement Period of $________.
     (f) “Measurement Period” as it applies to measurement of Adjusted EBITDA performance shall mean the ______ period beginning _________ and ending ________. “Measurement Period” as it applies to measurement of Working Capital performance shall mean the _________ period beginning __________ and ending ___________.
     (g) “Participant” shall mean the individual named in the first paragraph of this Agreement.
     (h) “Retirement” shall mean the termination of the Participant’s Service with the Company or its Subsidiaries either (i) on or after attainment of age 62 or, (ii) at the discretion of the Chief Executive Officer, the Chief Financial Officer or the designee of either of them, on or after the date that the Participant’s age plus years of Service equals 62.
Employee Restricted Share Agreement

     (i) “Securities Act” shall mean the Securities Act of 1933, as amended.
     (j) “Shares” shall mean the shares of common stock of the Company acquired by the Participant pursuant to this Agreement, as adjusted in accordance with Article 11 of the Plan (if applicable).
     (k) “Vesting Date” shall mean the date that the Compensation Committee of the Board of Directors makes an affirmative determination that the vesting criteria applicable to Performance-Vested Shares, as set forth in either subsection 1(e)(i) or (ii), have been met. The Compensation Committee’s determination regarding vesting of the Performance-Vested Shares shall be made not later than ____________, 20_.
     (l) “Working Capital Stretch Level” shall mean an improvement in conversion capital of $__________ during the applicable Measurement Period.
     (m) “Working Capital Target Level” shall mean an improvement in conversion capital of $_________ during the applicable Measurement Period.
     (n) “Working Capital Threshold Level” shall mean an improvement in conversion capital of $__________ during the applicable Measurement Period.
[Signature page follows]
Employee Restricted Share Agreement

          The parties have executed this Agreement as of the date first written above.

PARTICIPANT:	COMPANY:

The Greenbrier Companies, Inc.

By:

Signature	Name:

Title:

Name

Employee Restricted Share Agreement